                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[x]      Preliminary Proxy Statement

[ ]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

        The Parkstone Group of Funds - - SEC File Nos. 33-13283 811-5105
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
                     (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[x]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

(1)      Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4)      Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5)      Total fee paid:

--------------------------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials:




[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         -----------------------------------------------------------------------

         (2)      Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

         (3)      Filing Party:

         -----------------------------------------------------------------------

         (4)      Date Filed:

         -----------------------------------------------------------------------

July ___, 1998




Dear Parkstone Group of Funds Shareholder:

You are invited to attend the Special Meeting of Shareholders of Parkstone Group of Funds on August 13, 1998. The meeting is being held at the offices of BISYS Fund Services Limited Partnership, 3435 Stelzer Road, Columbus, Ohio 43219 at ____ a.m. Eastern Time.

As a Parkstone shareholder, you are not required to attend the shareholder meeting; however, you are strongly encouraged to exercise your vote. Your vote is important no matter how many shares you own. A proxy package has been enclosed outlining the proposed changes to the Parkstone Group of Funds, which include the approval of:

-       Election of the Board of Trustees

-       Changes to the fundamental investment objectives of the funds

- Changes which make uniform among the funds the fundamental investment limitations

- Changes in the classification of fundamental investment objectives, policies and limitations to non-fundamental

For those who are unable to attend the meeting, please note that you have received one proxy card for each fund you own. A postage-paid reply envelope has been enclosed for you to return your signed and dated proxy vote. It is important that we receive your vote(s) prior to the meeting.

If you have questions, please contact your trust administrator, financial consultant or call 1-800-451-8377. Thank you in advance for your cooperation.


Sincerely,


John B. Rapp
Chairman
The Parkstone Group of Funds

                          THE PARKSTONE GROUP OF FUNDS
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 13, 1998


                                                                    JULY 2, 1998


TO THE SHAREHOLDERS OF
THE PARKSTONE GROUP OF FUNDS:


         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of each of the Funds listed below (each, a "Fund" and collectively, the "Funds") of The Parkstone Group of Funds (the "Trust") will be held on August 13, 1998, at ____ a.m./p.m. (Eastern time), at the offices of BISYS Fund Services Limited Partnership, 3435 Stelzer Road, Columbus, Ohio 43219.

         The Funds of the Trust are: the Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, International Discovery Fund, Equity Income Fund, Conservative Allocation Fund, Balanced Allocation Fund, Aggressive Allocation Fund, Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund, U.S. Government Income Fund, Municipal Bond Fund, Michigan Municipal Bond Fund, Prime Obligations Fund, U.S. Government Obligations Fund, Treasury Fund and Tax-Free Fund.

         The Meeting will be held with respect to the Funds for the following purposes:

         PROPOSAL 1.   To elect eight (8) nominees to the Board of Trustees.

         PROPOSAL 2.   To approve a change in each Fund's fundamental investment
                       objective to make such objective non-fundamental.

         PROPOSAL 3.   To approve changes to the following fundamental
                       investment limitations of the Funds:

               (a)  limitation on underwriting activities;

               (b)  limitation on real estate related transactions;

               (c)  limitation on investment in commodities;

               (d)  limitation regarding industry concentration;

               (e)  limitation on loans;

               (f) limitation on borrowing and the issuance of senior securities; and

               (g) limitation on issuer diversification (inapplicable to Michigan Municipal Bond Fund).

         PROPOSAL 4.   To approve a change in the following
                       fundamental investment policies and
                       limitations to make such policies and
                       limitations non-fundamental:

               (a) with respect to the Funds, the limitation on purchasing securities on margin;

               (b) with respect to the Funds, the limitation on writing or selling call options; and

               (c) with respect to the Michigan Municipal Bond Fund, which is classified as a non-diversified fund under the Investment Company Act of 1940, as amended, the limitation regarding investments in securities of any one issuer.

         PROPOSAL 5.   To transact such other business as may properly come
                       before the Meeting or any adjournment thereof.

     The Proposals stated above are discussed in detail in the attached Proxy Statement. Shareholders of record as of the close of business on June 12, 1998 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.


                       YOUR TRUSTEES UNANIMOUSLY RECOMMEND
                    THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

         SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD OR CARDS WHICH ARE BEING SOLICITED BY THE TRUST'S BOARD OF TRUSTEES. YOU MAY ALSO FAX YOUR VOTED CARD(S) TO 1-888-451-8683 TO REGISTER YOUR VOTE. THIS IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE MEETING. A PROXY MAY BE REVOKED BY ANY SHAREHOLDER AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE TRUST'S SECRETARY, OR BY WITHDRAWING THE PROXY AND VOTING IN PERSON AT THE MEETING.




                                                     ---------------------------
                                                     W. Bruce McConnel, III
                                                     Secretary


July 2, 1998

                          THE PARKSTONE GROUP OF FUNDS
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                                 PROXY STATEMENT


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of The Parkstone Group of Funds (the "Trust") for use at the Special Meeting of Shareholders of the Trust and any adjournment(s) thereof (the "Meeting") to be held on August 13, 1998 at ____ a.m./p.m. (Eastern time), at the offices of BISYS Fund Services Limited Partnership, 3435 Stelzer Road, Columbus, Ohio 43219. This Proxy Statement and accompanying proxy card or cards will first be mailed on or about July 2, 1998.

         The Trust currently offers eighteen (18) investment portfolios which are each referred to herein as a "Fund" and collectively, as the "Funds." The Funds of the Trust are: the Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, International Discovery Fund, Equity Income Fund, Conservative Allocation Fund, Balanced Allocation Fund, Aggressive Allocation Fund, Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund, U.S. Government Income Fund, Municipal Bond Fund, Michigan Municipal Bond Fund, Prime Obligations Fund, U.S. Government Obligations Fund, Treasury Fund and Tax-Free Fund.

         Only shareholders of record of the Funds at the close of business on June 12, 1998 will be entitled to notice of, and to vote at the Meeting. Each shareholder of record on that date is entitled to one vote for each dollar of net asset value and a proportionate fractional vote for any fraction of one dollar of net asset value as to each proposal on which such shareholder is entitled to vote. The Funds' shares are referred to herein as "Shares."

         The following table summarizes the Proposals to be voted on at the Meeting and indicates those shareholders who are being solicited with respect to each Proposal:

                                      TABLE

                       PROPOSAL                                SHAREHOLDERS SOLICITED
                       --------                                ----------------------

1.       To elect eight (8) nominees to the Board of           All Funds of the Trust.  All shareholders of all Funds
         Trustees.                                             of the Trust will vote together.

2.       To approve a change in each Fund's                    All Funds, each voting separately as
         fundamental investment objective to make such         a Fund.
         objective  non-fundamental.

3. To approve changes to the following fundamental investment limitations of the Funds:

         (a) limitation on underwriting                        All Funds, each voting separately as a Fund.
         activities;

         (b) limitation on real estate related                 All Funds, each voting separately as a Fund.
         transactions;

         (c) limitation on investment in                       All Funds, each voting separately as a Fund.
         commodities;

         (d) limitation regarding industry                     All Funds, each voting separately as a Fund.
         concentration;

         (e) limitation on loans;                              All Funds, each voting separately as a Fund.

         (f) limitation on borrowing and the                   All Funds, each voting separately as a Fund.
         issuance of senior securities; and

         (g) limitation on issuer
         diversification.                                      All Funds, except the Michigan Municipal
                                                               Bond Fund, each voting separately as a
                                                               Fund.

4.       To approve a change in the following
         fundamental investment policies and
         limitations of the Funds indicated below to make

                           PROPOSAL                                           SHAREHOLDERS SOLICITED
                           --------                                           ----------------------
         such policies and limitations non-fundamental:

         (a)      limitation on purchasing securities          All Funds, each voting separately as a Fund.
         on margin;

         (b)      limitation on writing or selling             All Funds, each voting separately as a Fund.
         call options; and

         (c)  with respect to the Michigan Municipal           Shareholders of the Michigan Municipal Bond Fund only.
         Bond, Fund, which is classified as a
         non-diversified fund under the Investment
         Company Act of 1940, as amended (the "1940
         Act"), the limitation regarding investments
         in securities of any one issuer.

5.       To transact such other business as may                Any and/or all Funds, voting together or each voting
         properly come before the Meeting or any               separately as a Fund, as the circumstances may dictate.
         adjournment(s) thereof.


         Although shares of each of the Funds have been divided into one or more classes ("Classes"), which Classes differ primarily with respect to the expenses borne solely by the particular Class under a distribution and shareholder service plan, if any, adopted by such Class pursuant to Rule 12b-1 under the 1940 Act, none of the proposals to be presented at the Meeting, as described in this Proxy Statement, involve a separate vote by a single Class of Shares.


         The following table sets forth, by Fund and as of the record date, the number of Shares of each of the Funds which were outstanding and entitled to vote and the number of votes per Share to which a shareholder of each such Fund is entitled:

         On June 12, 1998, the following Shares were outstanding and entitled to notice of, and to vote at the Meeting:

                FUND                         SHARES OUTSTANDING    AGGREGATE NET     NET ASSET VALUE       VOTES
                ----                         AS OF JUNE 12, 1998   ASSET VALUE AS    PER SHARE AS OF        PER
                                             -------------------  OF JUNE 12, 1998    JUNE 12, 1998        SHARE
                                                                  ----------------    -------------        -----

Small Capitalization Fund


Mid Capitalization Fund


Large Capitalization Fund


International Discovery Fund


Equity Income Fund


Conservative Allocation Fund


Balanced Allocation Fund


Aggressive Allocation Fund


Bond Fund


Limited Maturity Bond Fund


Intermediate Government
  Obligations Fund


U.S. Government Income Fund

Municipal Bond Fund


Michigan Municipal Bond Fund


Prime Obligations Fund


U.S. Government Obligations Fund


Treasury Fund


Tax-Free Fund



         Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, facsimile, telegraph or personal interview. The Trust will bear all proxy solicitation costs. Any shareholder submitting a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

         The Board of Trustees intends to bring before the meeting the matters set forth in items 1, 2, 3 and 4 in the foregoing notice. The persons named in the enclosed proxy and acting thereunder will vote with respect to items 1, 2, 3, and 4 in accordance with the directions of the shareholders as specified on the proxy card. If no choice is specified, the Shares will be voted IN FAVOR of the election of the eight nominees to the Board of Trustees described in proposal 1, IN FAVOR of the proposal to change each Fund's fundamental investment objective to make such objective non-fundamental, as described in proposal 2, IN FAVOR of the proposal to approve certain changes to investment limitations of the Funds as described in proposal 3 and IN FAVOR of the proposal to make certain fundamental investment policies and limitations non-fundamental as described in proposal 4. If any other matters are properly presented to the meeting for action, it is intended that the persons named in the enclosed proxy and acting thereunder will vote in accordance with the views of management thereon.

                             ADDITIONAL INFORMATION

BENEFICIAL OWNERS OF THE TRUST.
-------------------------------

         The beneficial owners of more than 5% of the outstanding Shares of any Fund as of the record date, known to the Trust, are as follows:

                             NAME AND                                        PERCENT
                             ADDRESS OF                 NUMBER OF              OF
NAME OF FUND                 BENEFICIAL OWNER           SHARES OWNED          FUND
------------                 ----------------           ------------          ----




         All of these Shares were beneficially owned by the record owners named above because they possessed or shared investment or voting power with respect to them while owning the Shares or while acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of their customers.

         For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25 percent of the voting securities of a company is presumed to "control" such company. Under this definition, National City Corporation and its affiliates may be deemed to be controlling persons of the Trust.

QUORUM.
-------

         In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve a particular Proposal are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit further solicitation of the proxies. Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the Proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST such Proposal against any adjournment. A shareholder vote may be taken with respect to the Trust or one or more of the Funds on any of the (but not all) Proposals prior to any such adjournment as to which sufficient votes have been received for approval. A quorum is constituted with respect to the Trust and each of the Funds by the presence in person or by proxy of the holders of more than 50% of the outstanding Shares thereof entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions, but not broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), will be treated as Shares that are present at the Meeting but which have not been voted. Abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of each Proposal other than the election of trustees.

         National City Corporation and its bank subsidiaries hold shares for the benefit of their customers and may be considered controlling persons of the Trust for purposes of certain federal securities laws. National City Corporation and its subsidiaries intend to vote Shares over which they have voting authority pursuant to the Employee Retirement Income Security Act of 1974 ("ERISA") in the best interests of the plan participants. With respect to Shares over which National City Corporation and its subsidiaries possess voting authority, but which are not subject to ERISA, National City Corporation and its subsidiaries will vote such Shares in the same proportion as the votes cast by other shareholders.

         THE TRUST WILL FURNISH TO SHAREHOLDERS UPON REQUEST, WITHOUT CHARGE, COPIES OF ITS ANNUAL REPORT TO SHAREHOLDERS, CONTAINING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED JUNE 30, 1997 AND SEMI-ANNUAL REPORT TO SHAREHOLDERS, CONTAINING UNAUDITED FINANCIAL STATEMENTS FOR THE PERIOD ENDED DECEMBER 31, 1997. REQUESTS FOR COPIES OF THE ANNUAL AND SEMI-ANNUAL REPORTS SHOULD BE DIRECTED TO THE TRUST C/O [NAME] AT THE ADDRESS AT THE BEGINNING OF THIS DOCUMENT OR BY TELEPHONE AT 1-800-451-8377. THE ANNUAL AND SEMI-ANNUAL REPORTS ARE NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL.

         IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WISH YOUR SHARES TO BE VOTED, PLEASE DATE AND SIGN THE ENCLOSED PROXY CARD OR CARDS AND MAIL THE SAME IN THE ENCLOSED REPLY ENVELOPE. YOU MAY ALSO FAX YOUR VOTED CARD(S) TO 1-888-451-8683 TO REGISTER YOUR VOTE. PLEASE ALLOW SUFFICIENT TIME FOR THE PROXY CARD OR CARDS TO BE RECEIVED ON OR BEFORE 5:00 P.M., EASTERN TIME, ON AUGUST 12, 1998.

                        PROPOSAL 1: ELECTION OF TRUSTEES


BACKGROUND.
-----------

         Eight trustees, constituting the entire Board of Trustees, are to be elected at the Meeting. Each trustee so elected will hold office effective following the end of the next regular board meeting of the incumbent trustees, currently scheduled for August 14, 1998, until the next meeting of shareholders and until his successor is elected and qualifies, or until his term as a trustee is terminated as provided in the Trust's Code of

Regulations. The persons named as proxies in the accompanying proxy have been designated by the Board of Trustees and intend to vote for the nominees named below.

         At a meeting of the Board of Trustees on May 14, 1998, the trustees approved a proposal whereby the current Board of Trustees would resign and, subject to shareholder approval, eight new trustees would be elected. The current trustees of the Trust nominated Messrs. Neary, Carter, Durkott, Farling, Furst, Gherlein, Martens and Pullen as the trustees to be voted on by the shareholders. Each of the nominees currently serves as a trustee to Armada Funds. The Armada Funds are a registered open-end management investment company. The Armada Funds are advised by National City Bank, a wholly-owned subsidiary of National City Corporation, which is an affiliate of First of America Investment Corporation ("First of America"), a wholly-owned subsidiary of First of America Bank, N.A. and the investment adviser to the Funds.

         The change in trustees was not based upon any disagreement with the Trust's management or with First of America. The primary reason for the change is the recently completed merger between First of America Bank Corporation, the former parent corporation of First of America Bank, N.A., and National City Corporation. First of America is now an indirect wholly-owned subsidiary of National City Corporation. The proposed change would allow a common set of trustees to oversee both fund complexes. In its consideration and approval of this change, the Board of Trustees of the Trust considered the fact that it would be economically and administratively beneficial to consolidate management of the two fund complexes. Although there can be no assurance that any benefit will materialize from this change, the trustees agreed to adopt one cohesive management group.

THE NOMINEES.
-------------

         All Shares represented by valid proxies will be voted in the election of trustees for each nominee named below, unless authority to vote for a particular nominee is withheld. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute nominee as the Board of Trustees may recommend unless a decision is made to reduce the number of trustees serving on the Board. The following table sets forth certain information about the nominees:

NAME                                             AGE          PRINCIPAL OCCUPATION
----                                             ---          DURING PAST 5 YEARS
                                                              --------------------
Robert D. Neary                                  64           Retired Co-Chairman of Ernst & Young, April
                                                              1984-September 1993; Director, Cold Metal Products,
                                                              Inc., since March 1994; Director,

NAME                                             AGE          PRINCIPAL OCCUPATION
----                                             ---          DURING PAST 5 YEARS
                                                              --------------------
                                                              Zurn Industries, Inc. (building products and
                                                              construction services), since June 1995; Chairman
                                                              of the Board of Armada Funds since November 1996
                                                              and a trustee since August 1996.

Leigh Carter*                                    72           Retired President and Chief Operating Officer, B.F.
                                                              Goodrich Company, August 1986 to September 1990;
                                                              Director, Adams Express Company (closed-end
                                                              investment company), April 1982 to December 1997;
                                                              Director, Acromed Corporation (producer of spinal
                                                              implants), since June 1992; Director, Petroleum &
                                                              Resources Corp., April 1987 to December 1997;
                                                              Director, Morrison Products (manufacturer of blower
                                                              fans and air moving equipment), since April 1983;
                                                              Director, Kirtland Capital Corp. (privately funded
                                                              investment group), since January 1992; trustee,
                                                              Armada Funds, since November 1993.

John F. Durkott                                  54           President and Chief Operating Officer, Kittle's Home
                                                              Furnishings Center, Inc., since January 1982;
                                                              partner, Kittles Bloomington Property Company, since
                                                              January 1981; partner, KK&D (Affiliated Real Estate
                                                              Companies of Kittle's Home Furnishings Center),
                                                              since January 1989; trustee, Armada Funds, since
                                                              November 1993.

Robert J. Farling                                61           Retired Chairman, President and Chief Executive
                                                              Officer, Centerior Energy (electric utility), March
                                                              1992 to October 1997; Director, National City
                                                              Corporation (bank holding company) until October
                                                              1997; Director, Republic Engineered Steels, since
                                                              October 1997; Trustee, Armada Funds, since November
                                                              1997.

Richard W. Furst, Dean                           59           Professor of Finance and Dean, Carol Martin Gatton
                                                              College of Business and Economics, University of
                                                              Kentucky, since 1981; Director, The Seed Corporation
                                                              (restaurant group), since 1990; Director, Foam
                                                              Design, Inc. (manufacturer of industrial and
                                                              commercial foam products), since 1993; Trustee,
                                                              Armada Funds, since June 1990.

Gerald L. Gherlein                               60           Executive Vice-President and General Counsel, Eaton
                                                              Corporation

NAME                                             AGE          PRINCIPAL OCCUPATION
----                                             ---          DURING PAST 5 YEARS
                                                              --------------------
                                                              (global manufacturing), since 1991; Trustee,
                                                              Meridia Health System (four hospital health
                                                              system); Trustee, WVIZ Educational Television
                                                              (public television); Trustee, Armada Funds, since
                                                              July 1997.

Herbert R. Martens, Jr.*                         45           Executive Vice President, National City Corporation
                                                              (bank holding company), since July 1997; Chairman,
                                                              President and Chief Executive Officer, NatCity
                                                              Investments, Inc. (investment banking), since July
                                                              1995; President and Chief Executive Officer,
                                                              Raffensperger, Hughes & Co. (broker-dealer), from
                                                              1993 until 1995; President, Reserve Capital Group,
                                                              from 1990 until 1993; President, since July 1997 and
                                                              Trustee, since November 1997 of Armada Funds.

J. William Pullen                                59           President and Chief Executive Officer, Whayne Supply
                                                              Co. (engine and heavy equipment distribution), since
                                                              1986; President and Chief Executive Officer,
                                                              American Contractors Rentals & Sales (rental
                                                              subsidiary of Whayne Supply Co.), since 1988;
                                                              Trustee of Armada Funds, since November 1993.

-------------------------

         *Mr. Carter is an "interested person" of the Trust, as defined in the 1940 Act, due to his ownership of ______ shares of stock of National City Corporation, the parent corporation of First of America, the Funds' investment adviser. Mr. Martens is an "interested person" because (1) he is an Executive Vice President of National City Corporation, (2) he owns shares of common stock and options to purchase common stock of National City Corporation, and (3) he is the Chief Executive Officer of NatCity Investments, Inc., a broker-dealer affiliated with First of America.

         Until October 1997, Mr. Farling was a director of National City Corporation, the parent corporation to First of America. Mr Farling also was a shareholder of National City Corporation during the past five years.

         The Board of Trustees held four regular and one special meeting during the last full fiscal year. The Trust does not have standing committees of the Board of Trustees. During the fiscal year ended May 31, 1998, none of the nominees served on the Board of Trustees or was compensated by the Trust. Set forth
                                      -10-
below is the compensation received by the nominees from the Armada Funds, a member of the same "Fund Complex" as that term is defined in the Investment Company Act of 1940 (the "1940 Act"). Each trustee will receive an annual fee of $_______ plus $______ for each Board meeting attended and will be reimbursed for reasonable expenses incurred in attending meetings. The trustees and officers of the Trust own less than 1% of the outstanding Shares of the Trust and less than 1% of the outstanding Shares of each of the Funds.

OFFICERS.
---------

         Officers of the Trust are elected by, and serve at the pleasure of, the Board. Officers of the Trust receive no remuneration from the Trust for their services in such capacities. The following table sets forth certain information about the Trust's officers:

                                                   OFFICER           POSITION WITH
NAME                                               SINCE             THE              PRINCIPAL OCCUPATION
----                                               -------           TRUST            DURING PAST 5 YEARS
                                                                     -------------    ---------------------

Herbert R. Martens, Jr.                            May 14, 1998      President        Executive Vice President, National City
Age 45                                                                                Corporation (bank holding company),
                                                                                      since July 1997; Chairman, President and
                                                                                      Chief Executive Officer, NatCity
                                                                                      Investments, Inc. (investment banking),
                                                                                      since July 1995; President and Chief
                                                                                      Executive Officer, Raffensberger, Hughes &
                                                                                      Co. (broker-dealer), from 1993 until 1995;
                                                                                      President, Reserve Capital Group, from
                                                                                      1990 until 1993, Trustee of the Armada
                                                                                      Funds since November 1997.


W. Bruce McConnel, III                             April 21, 1998    Secretary        Partner of the law firm
Age 54                                                                                Drinker Biddle & Reath LLP
                                                                                      Philadelphia, Pennsylvania.

Gary Tenkman                                       May 14, 1998      Treasurer        Director of Financial Services, BISYS
Age 27                                                                                Fund Services since April 1998;
                                                                                      Formerly, Audit Manager, Ernst & Young
                                                                                      LLP.


         Mr. Martens is employed by National City Corporation, the parent corporation to First of America, which receives fees as an investment adviser to the Trust. Mr. McConnel is a partner of the law firm Drinker Biddle & Reath LLP, which receives fees as counsel to the Trust. Mr. Tenkman is employed by BISYS, which receives fees as administrator, distributor, transfer agent and dividend disbursing agent to the Trust.

---------------------------------------------------------------------------------------------------------------------
              NOMINEE                     AGGREGATE           PENSION OR          ESTIMATED      TOTAL COMPENSATION
              -------                  COMPENSATION FROM      RETIREMENT       ANNUAL BENEFITS     FROM TRUST AND
                                            TRUST              BENEFITS        UPON RETIREMENT      FUND COMPLEX
                                       -----------------      ----------       ---------------     (ARMADA FUNDS)
                                                                                                  PAID TO TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Robert D. Neary                              -0-                 -0-                 -0-
---------------------------------------------------------------------------------------------------------------------
Leigh Carter                                 -0-                 -0-                 -0-
---------------------------------------------------------------------------------------------------------------------
John F. Durkott                              -0-                 -0-                 -0-
---------------------------------------------------------------------------------------------------------------------
Robert J. Farling                            -0-                 -0-                 -0-
---------------------------------------------------------------------------------------------------------------------
Richard W. Furst                             -0-                 -0-                 -0-
---------------------------------------------------------------------------------------------------------------------
Gerald L. Gherlein                           -0-                 -0-                 -0-
---------------------------------------------------------------------------------------------------------------------
Herbert R. Martens, Jr.                      -0-                 -0-                 -0-                 -0-
---------------------------------------------------------------------------------------------------------------------
J. William Pullen                            -0-                 -0-                 -0-
---------------------------------------------------------------------------------------------------------------------


                             APPROVAL OF PROPOSAL 1

         In order for Proposal 1 to be adopted, it must be approved by a plurality of the votes cast by shareholders of the Trust. All shareholders of all Funds will vote together.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE TO THE BOARD OF TRUSTEES.


                     PROPOSAL 2: TO APPROVE A CHANGE IN EACH
                 FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE TO MAKE
                         SUCH OBJECTIVE NON-FUNDAMENTAL.

         Currently, the investment objective of each Fund is fundamental, and may be changed only upon the approval of its shareholders. A non-fundamental investment objective may be changed by the Board of Trustees, without the approval of shareholders. The Trustees believe that the change in each Fund's objective to non-fundamental will benefit each Fund by providing increased flexibility in investing the Fund's assets in response to regulatory and market developments affecting a Fund's investments. Rendering the investment objectives non-fundamental would avoid the delay and expense of a shareholder vote in the event that circumstances should change such that the Board of Trustees deemed the current objective to be no longer in the best interests of the particular Fund's shareholders. Neither the 1940 Act nor state securities laws require a Fund's investment objective to be fundamental. The Trustees have no present intention of changing the investment objective of any Fund; however, if the proposal is approved, the Board of Trustees may do so in the future.

                                                                                  PROPOSED NEW
              CURRENT INVESTMENT OBJECTIVE                                    INVESTMENT OBJECTIVE
              ----------------------------                                    --------------------

                                           (a) SMALL CAPITALIZATION FUND
                                               -------------------------
The Fund seeks growth of capital by investing primarily               This investment objective would be made
in a diversified portfolio of common stocks and                       non-fundamental.
securities convertible into common stocks of small- to
medium-sized companies.

                                            (b) MID CAPITALIZATION FUND
                                                -----------------------
The Fund seeks growth of capital by investing primarily               This investment objective would be made
in a diversified portfolio of common stocks and                       non-fundamental.
securities convertible into common stocks.

                                           (c) LARGE CAPITALIZATION FUND
                                               -------------------------
The Fund seeks growth of capital by investing primarily               This investment objective would be made
in a diversified portfolio of common stocks and                       non-fundamental.
securities convertible into common stocks of companies
with large market capitalization.

                                         (d) INTERNATIONAL DISCOVERY FUND
                                             ----------------------------

The Fund seeks long-term growth of capital.                           This investment objective would be made
                                                                      non-fundamental.

                                              (e) EQUITY INCOME FUND
                                                  ------------------

The Fund primarily seeks current income by investing in a             This investment objective would be made
diversified portfolio of high quality, dividend-paying                non-fundamental.
common stocks and securities convertible into common stocks;
a secondary objective is growth of capital.

                                         (f) CONSERVATIVE ALLOCATION FUND
                                             ----------------------------

The Fund seeks current income and conservation of                     This investment objective would be made
capital, with a secondary objective of long-term capital              non-fundamental.
growth.

                                                                                  PROPOSED NEW
              CURRENT INVESTMENT OBJECTIVE                                    INVESTMENT OBJECTIVE
              ----------------------------                                    --------------------

                                           (g) BALANCED ALLOCATION FUND
                                               ------------------------

The Fund seeks current income, long-term capital growth               This investment objective would be made
and conservation of capital.                                          non-fundamental.

                                          (h) AGGRESSIVE ALLOCATION FUND
                                              --------------------------

The Fund seeks capital appreciation and income growth.                This investment objective would be made
                                                                      non-fundamental.

                                                 (i) BOND FUND
                                                     ---------

The Fund seeks to provide current income as well as                   This investment objective would be made
preservation of capital by investing in a portfolio of                non-fundamental.
high- and medium-grade fixed-income securities.

                                          (j) LIMITED MATURITY BOND FUND
                                              --------------------------

The Fund seeks to provide current income as well as                   This investment objective would be made
preservation of capital by investing in a portfolio of                non-fundamental.
high- and medium-grade fixed-income securities with
remaining maturities of six years or less.

                                   (k) INTERMEDIATE GOVERNMENT OBLIGATIONS FUND
                                       ----------------------------------------

The Fund seeks to provide current income with                         This investment objective would be made
preservation of capital by investing in U.S. government               non-fundamental.
securities with remaining maturities of 12 years or less.

                                          (l) U.S. GOVERNMENT INCOME FUND
                                              ---------------------------
The Fund seeks to provide shareholders with a high level              This investment objective would be made
of current income consistent with prudent investment                  non-fundamental.
risk.

                                      -14

                                                                                  PROPOSED NEW
              CURRENT INVESTMENT OBJECTIVE                                    INVESTMENT OBJECTIVE
              ----------------------------                                    --------------------


                                              (m) MUNICIPAL BOND FUND
                                                  -------------------
The Fund seeks to provide current interest income which               This investment objective would be made
is exempt from federal income taxes and preservation of               non-fundamental.
capital.

                                         (n) MICHIGAN MUNICIPAL BOND FUND
                                             ----------------------------
The Fund seeks income which is exempt from federal income             This investment objective would be made
tax and Michigan state income and intangibles tax,                    non-fundamental.
although such income may be subject to the federal
alternative minimum tax when received by certain
shareholders; also seeks preservation of capital.

                                            (o) PRIME OBLIGATIONS FUND
                                                ----------------------
The Fund seeks to provide current income, with liquidity              This investment objective would be made
and stability of principal.                                           non-fundamental.

                                       (p) U.S. GOVERNMENT OBLIGATIONS FUND
                                           --------------------------------

The Fund seeks to provide current income, with liquidity              This investment objective would be made
and stability of principal.                                           non-fundamental.

                                                 (q) TREASURY FUND
                                                     -------------
The Fund seeks to provide current income, with liquidity              This investment objective would be made
and stability of principal.                                           non-fundamental.


                                      -15

                                                                                  PROPOSED NEW
              CURRENT INVESTMENT OBJECTIVE                                    INVESTMENT OBJECTIVE
              ----------------------------                                    --------------------

                                                 (r) TAX-FREE FUND
                                                     -------------
The Fund seeks to provide current interest income free                This investment objective would be made
from federal income taxes, preservation of capital and                non-fundamental.
relative stability of principal.




                             APPROVAL OF PROPOSAL 2

         In order for Proposal 2(a), (b), (c), (d), (e), (f), (g), (h), (i),
(j), (k), (l), (m), (n), (o), (p), (q) or (r) to be adopted for a particular Fund, it must be approved by a majority of the outstanding Shares of that Fund. Shares of each Fund will be voted separately on a Fund-by-Fund basis.


  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE CHANGING OF THE FUNDAMENTAL INVESTMENT OBJECTIVES AS SET FORTH IN PROPOSAL 2.



          PROPOSAL 3: TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT
                     POLICIES AND LIMITATIONS OF THE FUNDS

         Certain investment policies and limitations of the Funds are matters of fundamental policy and may not be changed with respect to a particular Fund without the approval of its shareholders. First of America, the Trust's investment adviser, has recommended to the Board of Trustees that certain fundamental investment policies and limitations of the Funds be amended as shown below. The proposed changes would conform the fundamental investment policies and limitations of the Funds to those currently in place for corresponding investment funds of Armada Funds. This will allow the investment advisers of the two fund complexes, who comprise the Asset Management Group of National City Corporation, to manage their portfolios of investments in a more streamlined and efficient manner. The Trustees believe that the proposal is in the best interests of each Fund's shareholders.

                                  PROPOSAL 3(a)

            AMENDMENT TO THE FUNDS' FUNDAMENTAL INVESTMENT LIMITATION
                           ON UNDERWRITING ACTIVITIES

         For each of the Funds:

                         CURRENT                                     PROPOSED
                         -------                                     --------
None of the Funds will underwrite the securities issued          No Fund may act as an underwriter of securities within
by other persons, except to the extent that a                    the meaning of the Securities Act of 1933 except
Fund may be deemed to be an underwriter under certain            insofar as it might be deemed to be an underwriter
securities laws in the disposition                               upon the disposition of portfolio securities acquired within
of "restricted securities."                                      the limitation on purchases of illiquid securities and
                                                                 except to the extent that the purchase of obligations
                                                                 directly from the issuer thereof in accordance with its
                                                                 investment objective, policies and limitations may be deemed to be underwriting.


         EXPLANATION OF PROPOSED CHANGE: The proposed change would modernize and make the language of this limitation uniform among the Funds and corresponding investment funds of Armada Funds.

                                  PROPOSAL 3(b)

                 AMENDMENT TO THE FUNDS' FUNDAMENTAL INVESTMENT
             LIMITATION CONCERNING REAL ESTATE RELATED TRANSACTIONS

                  For each of the Funds:

                         CURRENT                                 PROPOSED
                         -------                                 --------
None of the Funds will purchase or sell real estate          No Fund may purchase or sell real estate, except that
(although investments in marketable securities of            it may purchase securities of issuers which deal in
companies engaged in such activities and securities          real estate and may purchase securities which are
secured by real estate or interests therein are not          secured by interests in real estate.
prohibited by this restriction).


         EXPLANATION OF PROPOSED CHANGE: The proposed change would modernize and make uniform the language of this limitation among the Funds and corresponding investment funds of Armada Funds.

                                  PROPOSAL 3(c)

            AMENDMENT TO THE FUNDS' FUNDAMENTAL INVESTMENT LIMITATION
                             CONCERNING COMMODITIES

                  For each of the Funds:

                         CURRENT                                                      PROPOSED
                         -------                                                      --------
None of the Funds will purchase or sell commodities or        No Fund may invest in commodities, except that as
commodities contracts except, to the extent disclosed in      consistent with its investment objective and policies
the current Prospectus of the Fund.                           the Fund may:  (a) purchase and sell options, forward
                                                              contracts, futures contracts, including without
                                                              limitation those relating to indices; (b) purchase and
                                                              sell options on futures contracts or indices; and
                                                              (c) purchase publicly traded securities of companies
                                                              engaging in whole or in part in such activities.

         EXPLANATION OF PROPOSED CHANGE: The proposed amendment would modernize and make uniform among the Funds and corresponding investment funds of Armada Funds the language addressing the Funds' investments in commodities but is not intended to signify a change in the Funds' approach to investing in commodities. The Funds do not intend to engage in the selling of commodities such as pork, corn and wheat futures or related commodity contracts other than financial instruments.

                                  PROPOSAL 3(d)

                 AMENDMENT TO THE FUNDS' FUNDAMENTAL INVESTMENT
                  LIMITATION CONCERNING INDUSTRY CONCENTRATION

                  For each of the Funds:

                         CURRENT                                                        PROPOSED
                         -------                                                        --------
None of the Funds will purchase any securities which would      No Fund may purchase any securities which would cause
cause more than 25% of the value of the Fund's total assets     25% or more of the value of its total assets at the
at the time of purchase to be invested in securities of one     time of purchase to be invested in the securities of
or more issuers conducting their principal business             one or more issuers conducting their principal
activities in the same industry, provided that:  (a) there is   business activities in the same industry, provided
no limitation with respect to obligations issued or             that:  (a) there is no limitation with respect to
guaranteed by the U.S. government or its agencies or            obligations issued or guaranteed by the U.S.
instrumentalities and repurchase agreements secured by          government, any state, territory or possession of the
obligations of the U.S. government or its agencies or           United States, the District of Columbia or any of
instrumentalities; (b) wholly-owned finance companies will be   their authorities, agencies, instrumentalities or
considered to be in the industries of their parents if their    political subdivisions, and repurchase agreements
activities are primarily related to financing the activities    secured by such instruments, or in the case of the
of their parents; and (c) utilities will be divided according   Prime Obligations, U.S. Government Obligations,
to their services.  For example, gas, gas transmission,         Treasury and Tax-Free Funds, domestic bank obligations
electric and gas, electric, and telephone will each be          and repurchase agreements secured by such obligations;
considered a separate industry.                                 (b) wholly-owned finance companies will be considered
                                                                to be in the industries of their parents if their
                                                                activities are primarily related to financing the
                                                                activities of the parents; (c) utilities will be
                                                                divided according to their services, for example, gas,
                                                                gas transmission, electric and gas, electric, and
                                                                telephone will each be considered a separate industry;
                                                                and (d) personal credit and business credit businesses
                                                                will be considered separate industries.

         EXPLANATION OF PROPOSED CHANGE: The proposed amendment would modernize and make uniform the language of this limitation among the Funds and corresponding investment funds of Armada Funds.

                                  PROPOSAL 3(e)

                  AMENDMENT TO THE FUNDS' INVESTMENT LIMITATION
                                CONCERNING LOANS

                  For each of the Funds:

                         CURRENT                                                       PROPOSED
                         -------                                                       --------
None of the Funds will make loans, except that a Fund may      No Fund may make loans, except that each Fund may
purchase or hold debt instruments and lend portfolio           purchase and hold debt instruments and enter into
securities in accordance with its investment objective and     repurchase agreements in accordance with its investment
policies, make time deposits with financial institutions and   objective and policies and may lend portfolio
enter into repurchase agreements.                              securities in an amount not exceeding one-third of its
                                                               total assets.


         EXPLANATION OF PROPOSED CHANGE: The proposed amendment would modernize the language of this limitation and conform it to provisions of the 1940 Act. It would permit those transactions which are not prohibited by current regulatory interpretations.

                                  PROPOSAL 3(f)

                  AMENDMENT TO THE FUNDS' INVESTMENT LIMITATION
           CONCERNING BORROWING AND THE ISSUANCE OF SENIOR SECURITIES

                  For each of the Funds:

                            CURRENT                                                         PROPOSED
                            -------                                                         --------
None of the Funds will (a) borrow money (not including reverse      No Fund may borrow money, issue senior securities or
repurchase agreements or dollar roll agreements), except that       mortgage, pledge or hypothecate its assets except to the
each Fund may borrow from banks for temporary or emergency          extent permitted under the 1940 Act.
purposes and then only in amounts up to 30% (10% in the case of
the Prime Obligations Fund, U.S. Government Obligations Fund,       As a non-fundamental policy, no Fund will purchase
Treasury Fund and Tax-Free Fund (collectively the "Money Market     securities while its outstanding borrowings (including
Funds")) of its total assets at the time of borrowing (and          reverse repurchase agreements) are in excess of 5% of its
provided that such bank borrowings, reverse repurchase agreements   total assets.  Securities held in escrow or in separate
and dollar roll agreements do not exceed in the aggregate           accounts in connection with a Fund's investment practices
one-third of the Fund's total assets less liabilities other than    described in the Fund's Prospectus or Statement of
the obligations represented by the bank borrowings, reverse         Additional Information are not deemed to be pledged for
repurchase agreements and dollar roll agreements), or mortgage,     purposes of this limitation.
pledge or hypothecate any assets except in connection with a bank borrowing in amounts not to exceed 30% of the Fund's net assets at the time of borrowing; (b) enter into reverse repurchase
agreements, dollar roll agreements and other permitted borrowings in amounts exceeding in the aggregate one-third of the Fund's total assets less liabilities other than the obligations
represented by such reverse repurchase and dollar roll
agreements; and (c) issue senior securities except as permitted by the 1940 Act or any rule, order or interpretation thereunder.


         EXPLANATION OF PROPOSED CHANGE: The proposed amendment would clarify and modernize the limitations concerning borrowing and the issuance of senior securities, and conform them to provisions of the 1940 Act, and the limitations currently in place for the corresponding funds of Armada Funds. Reverse repurchase agreements and dollar roll agreements are considered to be borrowings under the 1940 Act. Accordingly, the Funds' proposed amendment to their policy regarding senior securities and borrowings would also apply to reverse repurchase agreements and dollar roll agreements. The proposed amendment would allow those transactions which are not prohibited by current regulatory interpretations. It would also expand the Money Market Funds' power to borrow money from 10% to 33% of their total assets at the time of a borrowing.

         Additionally, the Funds will adopt a non-fundamental policy which prevents the purchase of securities while a Fund's borrowings, including reverse repurchase agreements, are in excess of 5% of a Fund's total assets. As a non-fundamental policy, the Board of Trustees may change it without the approval of shareholders. So long as the Board of Trustees does not change this non-fundamental limitation, this limitation will limit each Fund's ability to borrow money for purposes of investment leverage. The Funds have no present intention to use investment leverage. If they did so at some time in the future, however, such leverage could increase the opportunity for greater total return, but also increase the risk of loss if securities purchased with borrowed funds decline in value. Borrowed funds are subject to interest costs.

                                  PROPOSAL 3(g)

         AMENDMENT TO THE FUNDS' INVESTMENT LIMITATION CONCERNING ISSUER
                                DIVERSIFICATION

                  For each of the Non-Money Market Funds other than the Michigan Municipal Bond Fund (the Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, International Discovery Fund, Equity Income Fund, Conservative Allocation Fund, Balanced Allocation Fund, Aggressive Allocation Fund, Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund, U.S. Government Income Fund, Municipal Bond Fund and Michigan Municipal Bond Fund are collectively the "Non-Money Market Funds"):

                         CURRENT                                                      PROPOSED
                         -------                                                      --------
None of the Non-Money Market Funds, with the exception of     No Non-Money Market Fund may purchase securities of
the Michigan Municipal Bond Fund, may purchase securities     any one issuer, other than securities issued or
of any one issuer, other than obligations issued or           guaranteed by the U.S. government or its agencies or
guaranteed by the U.S. government or its agencies or          instrumentalities or, in the case of the International
instrumentalities, if, immediately after such purchase,       Discovery Fund, securities issued or guaranteed by any
more than 5% of the value of the Fund's total assets would    foreign government, if, immediately after such
be invested in such issuer, or the Fund would hold more       purchase, more than 5% of the value of the Fund's
than 10% of the outstanding voting securities of the          total assets would be invested in such issuer or the
issuer, except that 25% or less of the value of such Fund's   Fund would hold more than 10% of any class of
total assets may be invested without regard to such           securities of the issuer or more than 10% of the
limitations.  There is no limit to the percentage of assets   outstanding voting securities of the issuer, except
that may be invested in U.S. Treasury bills, notes, or        that up to 25% of the value of the Fund's total assets
other obligations issued or guaranteed by the U.S.            may be invested without regard to such limitations.
government or its agencies or instrumentalities.

         EXPLANATION OF PROPOSED CHANGE: The proposed amendment would make the language of this limitation uniform among the Funds (other than the Michigan Municipal Bond Fund, which is a non-diversified investment fund) and corresponding investment funds of Armada Funds.

                             APPROVAL OF PROPOSAL 3

         In order for Proposal 3(a), (b), (c), (d), (e), (f) and (g) to be adopted for a particular Fund, it must be approved by a majority of the outstanding Shares of that Fund. Shares of each Fund affected will be voted separately on a Fund-by-Fund basis.


         THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE CHANGING OF THE FUNDAMENTAL INVESTMENT POLICIES
                  AND LIMITATIONS AS SET FORTH IN PROPOSAL 3.



 PROPOSAL 4: TO APPROVE A CHANGE IN THE FOLLOWING FUNDAMENTAL INVESTMENT
  POLICIES AND LIMITATIONS OF THE FUNDS TO MAKE SUCH POLICIES AND LIMITATIONS
                                NON-FUNDAMENTAL.

         The following proposals would change certain fundamental investment policies and limitations of the Funds to non-fundamental investment policies and limitations. Unlike a fundamental policy or limitation, a non-fundamental investment policy or limitation may be changed without the approval of shareholders. These proposed changes would avoid the delay and expense of a shareholder vote in the event that the permissible guidelines for such investments or the financial markets change in the future. Neither the 1940 Act nor state securities laws require such policies to be fundamental. The Trustees have no present intention of changing the investment policies and limitations of any Fund other than as proposed above; however, if this proposal is approved, the Board of Trustees may do so in the future.

                                  PROPOSAL 4(a)

            RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT LIMITATION
                   REGARDING PURCHASING SECURITIES ON MARGIN

                  For the Non-Money Market Funds:

                         CURRENT                                                      PROPOSED:
                         -------                                                      ---------
None of the Non-Money Market Funds may purchase securities    This limitation would be made non-fundamental.
on margin, except for use of short-term credit necessary
for clearance of purchases of portfolio securities and
except as may be necessary to make margin payments in
connection with foreign currency futures and other
derivative securities transactions.




         For the Money Market Funds:


                  CURRENT                                     PROPOSED
                  -------                                     --------
None of the Money Market Funds may purchase securities on    This limitation would be made non-fundamental.
margin, except for use of short-term credit necessary for
clearance of purchases of portfolio securities.

                                  PROPOSAL 4(b)

            RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT LIMITATION
               REGARDING THE WRITING OR SELLING OF CALL OPTIONS.

         For each of the Funds:

                         CURRENT                                                     PROPOSED
                         -------                                                     --------
None of the Funds will write any call options on             This limitation would be made non-fundamental.
securities unless the securities are held by the Fund or
unless the Fund is entitled to such securities in
deliverable form in exchange for cash in an amount which
has been segregated for payment or without further payment.

                                  PROPOSAL 4(c)

            RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT LIMITATION
             REGARDING INVESTMENTS IN SECURITIES OF ANY ONE ISSUER

         This Proposal is applicable to the Michigan Municipal Bond Fund only:

                         CURRENT                                                    PROPOSED
                         -------                                                    --------
The Michigan Municipal Bond Fund may not purchase             This limitation would be made non-fundamental.
securities of any one issuer, other than obligations issued
or guaranteed by the U.S. government or its agencies or
instrumentalities, if, immediately after such purchase, (a)
more than 5% of the value of the Fund's total assets (taken
at current value) would be invested in such issuer (except
that up to 50% of the value of the Fund's total assets may
be invested without regard to such 5% limitation), and (b)
more than 25% of its total assets (taken at current value)
would be invested in the securities of a single issuer.



                             APPROVAL OF PROPOSAL 4

         In order for Proposal 4(a), (b) and (c) to be adopted for a particular Fund, they must be approved by a majority of the outstanding Shares of that Fund. Shares of each Fund affected will be voted separately on a Fund-by-Fund basis.


         THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
         VOTE "FOR" THE CHANGING OF THE FUNDAMENTAL INVESTMENT POLICIES
           AND LIMITATIONS SET FORTH IN PROPOSAL 4 TO NON-FUNDAMENTAL
                           POLICIES AND LIMITATIONS.

INVESTMENT ADVISER AND SUB-ADVISER.
-----------------------------------

         First of America, 303 North Rose Street, Suite 500, Kalamazoo, Michigan 49007 is the investment adviser to the Trust. The investment adviser is a part of National City Bank's Asset Management Group and intends to conduct its business under the name "National City Investment Management Company" in the near future. Gulfstream Global Investors, Ltd., 100 Crescent Court, Suite 550, Dallas, Texas 75201, serves as sub-adviser to the International Discovery Fund, and the foreign securities portion of the assets of the Conservative Allocation Fund, the Balanced Allocation Fund and the Aggressive Allocation Fund.

DISTRIBUTOR AND ADMINISTRATOR.
------------------------------

         BISYS Fund Services Limited Partnership ("BISYS") located at 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Trust's distributor, administrator, transfer agent and dividend disbursing agent; an affiliate of BISYS provides fund accounting services.

INDEPENDENT AUDITORS.
---------------------

         Coopers & Lybrand L.L.P., serves as independent auditors of the Trust and audited the Trust's operations for the fiscal year ended May 31, 1998. Shareholders are not herein requested to approve the selection of Coopers & Lybrand, L.L.P. Nevertheless, a representative of Coopers & Lybrand L.L.P. is expected to be available by telephone at the Meeting should any matter arise requiring consultation with the auditors. Coopers & Lybrand L.L.P. will be given the opportunity to make a statement if it chooses.

                              SHAREHOLDER PROPOSALS

         The Trust is organized as a Massachusetts business trust. The Trust does not hold annual meetings. The Trust's Declaration of Trust and Code of Regulation provide that meetings of shareholders shall be called by the Trustees upon the written request of shareholders owning at least twenty percent of the outstanding Shares entitled to vote. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, c/o 3435 Stelzer Road, Columbus, Ohio 43219 so that it is received at least 120 days before the date of the meeting. Mere submission of a shareholder proposal does not guarantee inclusion of the proposal in the proxy statement or presentation of the proposal at the meeting since such inclusion and presentation are subject to compliance with certain federal regulations.

         The management of the Trust does not know of any matters to be presented at the Meeting, other than those set forth in this Proxy Statement.

         SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU MAY ALSO FAX YOUR VOTED CARD(S) TO 1-888-451-8683 TO REGISTER YOUR VOTE.


DATED:  JULY 2, 1998


                                             -------------------------
                                             W. Bruce McConnel III
                                             Secretary

                           VOTE THIS PROXY CARD TODAY!
                                                -----


                          THE PARKSTONE GROUP OF FUNDS
                              3435 STELZER ROAD
                             COLUMBUS, OHIO 43219

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE PARKSTONE GROUP OF FUNDS (THE "TRUST") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE
BELOW-REFERENCED FUND OF THE TRUST TO BE HELD ON AUGUST 13, 1998 AT 8:30 A.M. (EASTERN TIME) AT THE OFFICES OF BISYS FUND SERVICES LIMITED PARTNERSHIP, 3435 STELZER ROAD, COLUMBUS, OHIO 43219.

           Please fold and detach card at perforation before mailing

FUND NAME PRINTS HERE                            SPECIAL MEETING OF SHAREHOLDERS

         The undersigned hereby appoints R. Jeffrey Young and Bryan C. Haft and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the above-referenced Special Meeting of Shareholders, and at any adjournments thereof, casting votes according to the dollar value of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, and any other matters to come before the Special Meeting or any adjournment thereof, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS OF THE TRUST AND THE PROXY STATEMENT DATED JULY 10, 1998.

                                   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                   ---------------------------------------------

                                   ---------------------------------------------
                                      Signature(s), (Title(s), if applicable)

                                   Please sign above exactly as name(s)
                                   appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

                                   DATE: ________________, 1998

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. NOTE: ALL FUNDS VOTE FOR THE ELECTION OF TRUSTEES AND FOR ALL PROPOSALS EXCEPT PROPOSALS 3(G) AND 4(C) WHICH APPLY TO THE MICHIGAN BOND FUND ONLY.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST ON BEHALF OF THE FUND. THE MEETING WILL BE HELD ON AUGUST 13, 1998 AT 8:30 A.M. (EASTERN TIME) AT THE OFFICES OF BISYS FUND SERVICES LIMITED PARTNERSHIP, 3435 STELZER ROAD, COLUMBUS, OHIO 43219. PLEASE MARK, SIGN, DATE AND RETURN

THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.E~THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

           Please fold and detach card at perforation before mailing

                                                                                         FOR        WITHHOLD AUTHORITY
                                                                                         ALL     to vote for all nominees
                                                                                                      listed below.
1. Election of Trustees Robert D. Neary, Leigh Carter, John F. Durkott, Robert           [ ]              [ ]
   J. Farling, Richard W. Furst, Gerald L. Gherlein, Herbert R. Martens, Jr., J.
   William Pullen

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE
FOR ANY INDIVIDUAL NOMINEE, PRINT HIS NAME
ON THE LINE BELOW.

-----------------------------------------------------------------------------
                                                                                         FOR            AGAINST    ABSTAIN
2. To approve a change in each Fund's fundamental investment objective to make           [ ]              [ ]         [ ]
   such objective non-fundamental.

3. To approve changes to the following fundamental investment limitations of the Funds.

  (3a) limitation on underwriting activities;                                          FOR ALL       AGAINST ALL  ABSTAIN ALL
  (3b) limitation on real estate related transactions;                                EXCEPT AS
  (3c) limitation on investment in commodities;                                      MARKED BELOW
  (3d) limitation regarding industry concentration;                                      [ ]              [ ]         [ ]
  (3e) limitation on loans;
  (3f) limitation on borrowing and the issuance of senior securities; and
  (3g) For The Michigan Municipal Bond Fund only. limitation on issuer diversification

TO VOTE AGAINST A PARTICULAR PROPOSED CHANGE, APPLICABLE TO YOUR FUND, WRITE THE
SUB-PROPOSAL NUMBER ON THE LINE BELOW.

-----------------------------------------------------------------------------

4. To approve a change in the following fundamental investment policies and              FOR            AGAINST     ABSTAIN
   limitations of certain Funds to non-fundamental policies and limitations:             [ ]              [ ]         [ ]   4a.
   (4a) limitation on purchasing securities on margin                                    [ ]              [ ]         [ ]   4b.
                                                                                         [ ]              [ ]         [ ]   4c.
   (4b) limitation on writing or selling call options

   (4c) For The Michigan Municipal Bond Fund only. limitation regarding investments in securities of any one issuer applicable to the Michigan
        Municipal Bond Fund, which is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the "1940 Act")

5. To transact such other business as may properly come before the Special
   Meeting or any adjournment thereof for any affected funds